UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2023

INNOVATE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 1660
West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2691

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VATE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 15, 2023. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1:    Election of Directors

The holders of the shares of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to elect the following five nominees as members of the Board of Directors of the Company, each to hold office until the Company’s 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. The results of the vote were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Avram A. Glazer	36,108,164	1,036,726	54,567	19,304,675
Wayne Barr, Jr.	30,915,185	6,218,885	65,387	19,304,675
Warren H. Gfeller	32,187,179	4,945,886	66,392	19,304,675
Brian S. Goldstein	33,546,403	3,579,667	73,387	19,304,675
Amy M. Wilkinson	33,605,961	3,515,231	78,265	19,304,675

Proposal 2:    Approval of Advisory Vote on the Compensation of the Company's Named Executive Officers (“Say on Pay Vote”)

The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to approve the non-binding, advisory proposal on the compensation of the Company’s named executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
34,740,488	2,624,200	104,769	19,304,675

Proposal 3: Ratification of the amendment to the Tax Benefit Preservation Plan adopted by the Board on April 1, 2023 to extend the Final Expiration Date from October 1, 2023 to June 30, 2024

The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to ratify the amendment of the Tax Benefit Preservation Plan adopted by the Board of Directors on April 1, 2023 to extend the Final Expiration Date from October 1, 2023 to June 30, 2024, or such later date and time as may be subsequently approved The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
32,092,221	4,899,291	207,945	19,304,675

Proposal 4:    Ratification of the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024

The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to ratify the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
55,318,539	1,141,253	44,340	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023

INNOVATE Corp. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer